Filed Pursuant to Rule 433
                                                    Registration No.: 333-140720
                                                         File No.: 333-140720-08

Barclays Capital - Asset Securitization Group                   February 4, 2007
BCAP LLC Trust, 2008-IND1
--------------------------------------------------------------------------------

                            BCAP LLC TRUST 2008-IND1
                              COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1337454/000091412107000651/
by7522913-s3a1.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2008-01-01
Number of Mortgage Loans: 966
Aggregate Principal Balance ($): 377,436,304
Weighted Average Current Mortgage Rate (%): 7.993
Weighted Average Stated Original Term (months): 394
Weighted Average Stated Remaining Term (months): 374
Weighted Average Age (Months): 20
Weighted Average Margin (%): 3.217
Weighted Average Maximum Rate (%): 10.061
Weighted Average Months to Roll: 1
Weighted Average Original LTV (%): 73.99
Weighted Average Combined Original LTV Incl Simultaneous Seconds at
   Origination (%): 75.91
Weighted Average Current LTV (%): 76.78
Non-Zero Weighted Average FICO Score: 717
% Loans with Simultaneous Seconds: 18.02
% First Liens: 100.00
% Owner Occupied: 86.17
% Purchase: 26.80
% Full Documentation: 14.93
% IO Loans: 0.00
Top 5 States: CA(57.18%),FL(9.09%),VA(3.81%),AZ(3.26%),NJ(3.05%)

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Product                                                             Mortgage      Principal   Principal     Principal        Term
Type                                                                   Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30 Year              702   $258,702,489       68.54%     $368,522         339
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30-40 Balloon          5      2,561,408        0.68       512,282         349
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/40 Year              230    105,944,699       28.07       460,629         464
Option ARM - 1 Year Rate Reset/5 Year Payment Reset/30 Year               29     10,227,708        2.71       352,680         340
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966    377,436,304      100.00%     $390,721         374




                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Product                                                              Average   Interest    Original     Current     Average
Type                                                                    FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30 Year              716      7.965%      74.77%      77.36%      34.31%
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30-40 Balloon        723      8.349       68.93       71.54       37.10
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/40 Year              720      8.044       72.43       75.72       35.52
Option ARM - 1 Year Rate Reset/5 Year Payment Reset/30 Year              719      8.094       71.58       74.24       35.82
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Index                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
MTA 1 Year                                                               966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Index                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
MTA 1 Year                                                               717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Original Prepayment Penalty Term (Months)                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0                                                                        148    $56,428,183       14.95%     $381,272         375
12                                                                       253    108,673,823       28.79       429,541         383
24                                                                        41     22,654,280        6.00       552,543         381
36                                                                       524    189,680,018       50.25       361,985         368
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 23 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Original Prepayment Penalty Term (Months)                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0                                                                        716      7.937%      74.31%      77.28%      33.93%
12                                                                       718      8.036       73.79       76.43       35.67
24                                                                       704      7.882       71.89       74.01       31.41
36                                                                       719      7.998       74.26       77.15       34.79
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 23 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Cutoff Date Principal Balance ($)                                      Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
$1 - $50,000                                                               2        $99,182        0.03%      $49,591         307
$50,001 - $100,000                                                        35      2,950,740        0.78        84,307         329
$100,001 - $150,000                                                       63      7,817,631        2.07       124,089         352
$150,001 - $200,000                                                       88     15,324,659        4.06       174,144         363
$200,001 - $250,000                                                      108     24,145,780        6.40       223,572         364
$250,001 - $300,000                                                      111     30,674,434        8.13       276,346         370
$300,001 - $350,000                                                      102     33,166,895        8.79       325,166         377
$350,001 - $400,000                                                       87     32,757,169        8.68       376,519         372
$400,001 - $450,000                                                       92     38,980,548       10.33       423,702         372
$450,001 - $500,000                                                       60     28,417,806        7.53       473,630         355
$500,001 - $700,000                                                      140     81,297,239       21.54       580,695         374
$700,001 - $900,000                                                       39     30,690,706        8.13       786,941         390
$900,001 - $1,000,000                                                     11     10,313,089        2.73       937,554         399
$1,000,001 - $1,100,000                                                   10     10,353,982        2.74     1,035,398         385
$1,100,001 >=                                                             18     30,446,445        8.07     1,691,469         392
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Average: $390,721





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Cutoff Date Principal Balance ($)                                       FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
$1 - $50,000                                                             788      8.000%      52.38%      47.34%      28.80%
$50,001 - $100,000                                                       744      7.751       61.15       58.67       27.77
$100,001 - $150,000                                                      723      7.894       71.04       72.53       31.39
$150,001 - $200,000                                                      716      7.997       72.67       74.86       33.56
$200,001 - $250,000                                                      722      8.010       72.70       74.96       32.41
$250,001 - $300,000                                                      717      8.095       74.15       76.41       36.13
$300,001 - $350,000                                                      712      8.086       75.58       78.58       35.78
$350,001 - $400,000                                                      718      8.055       76.46       79.56       35.21
$400,001 - $450,000                                                      713      8.057       76.44       79.38       35.72
$450,001 - $500,000                                                      718      7.918       75.10       78.48       34.71
$500,001 - $700,000                                                      719      8.003       75.51       78.59       36.72
$700,001 - $900,000                                                      710      7.953       72.37       75.83       36.18
$900,001 - $1,000,000                                                    752      7.940       73.14       75.22       37.32
$1,000,001 - $1,100,000                                                  709      7.895       71.47       75.71       32.94
$1,100,001 >=                                                            715      7.810       67.75       69.60       28.29
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Average: $390,721

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Principal Balance at Origination ($)                                   Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
$1 - $50,000                                                               1        $49,620        0.01%      $49,620         312
$50,001 - $100,000                                                        35      2,965,939        0.79        84,741         332
$100,001 - $150,000                                                       75      9,619,562        2.55       128,261         357
$150,001 - $200,000                                                       93     16,919,538        4.48       181,931         362
$200,001 - $250,000                                                      112     26,040,851        6.90       232,508         363
$250,001 - $300,000                                                      113     32,474,179        8.60       287,382         377
$300,001 - $350,000                                                       99     33,460,423        8.87       337,984         369
$350,001 - $400,000                                                      109     42,868,323       11.36       393,287         376
$400,001 - $450,000                                                       76     33,492,768        8.87       440,694         365
$450,001 - $500,000                                                       66     32,516,247        8.62       492,670         360
$500,001 - $700,000                                                      117     71,314,006       18.89       609,521         378
$700,001 - $900,000                                                       34     27,401,458        7.26       805,925         390
$900,001 - $1,000,000                                                     18     17,866,945        4.73       992,608         387
$1,100,001 >=                                                             18     30,446,445        8.07     1,691,469         392
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Average: $377,835





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Principal Balance at Origination ($)                                    FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
$1 - $50,000                                                             797      8.238%      50.00%      49.62%      19.34%
$50,001 - $100,000                                                       732      7.772       60.87       61.42       28.87
$100,001 - $150,000                                                      721      7.936       72.11       73.73       30.86
$150,001 - $200,000                                                      717      8.016       71.28       73.55       34.01
$200,001 - $250,000                                                      722      8.006       73.64       76.12       33.41
$250,001 - $300,000                                                      714      8.137       75.16       78.14       35.65
$300,001 - $350,000                                                      717      8.030       74.85       78.07       35.28
$350,001 - $400,000                                                      710      8.064       77.76       80.95       35.53
$400,001 - $450,000                                                      718      8.059       75.29       78.33       34.90
$450,001 - $500,000                                                      716      7.922       72.58       75.17       36.70
$500,001 - $700,000                                                      718      8.003       76.39       79.58       36.25
$700,001 - $900,000                                                      721      7.898       72.05       74.54       38.00
$900,001 - $1,000,000                                                    728      7.941       71.68       74.61       32.78
$1,100,001 >=                                                            715      7.810       67.75       69.60       28.29
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Average: $377,835

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Original                                                                  of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0.501% - 1.000%                                                          435   $192,983,015       51.13%     $443,639         358
1.001% - 1.500%                                                          212     83,301,411       22.07       392,931         411
1.501% - 2.000%                                                          166     52,618,971       13.94       316,982         357
2.001% - 2.500%                                                          106     35,815,688        9.49       337,884         397
2.501% - 3.000%                                                           25      6,910,778        1.83       276,431         390
3.001% - 3.500%                                                           11      3,071,067        0.81       279,188         398
3.501% - 4.000%                                                            4      1,196,548        0.32       299,137         389
4.501% - 5.000%                                                            1        249,562        0.07       249,562         472
8.001% - 8.500%                                                            6      1,289,264        0.34       214,877         355
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 1.409%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Original                                                            Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0.501% - 1.000%                                                          717      7.928%      74.24%      77.55%      34.50%
1.001% - 1.500%                                                          719      8.050       71.90       74.64       35.87
1.501% - 2.000%                                                          722      7.978       74.46       76.60       33.15
2.001% - 2.500%                                                          709      8.164       75.83       77.58       37.57
2.501% - 3.000%                                                          706      8.239       77.63       79.68       32.36
3.001% - 3.500%                                                          677      8.339       78.24       80.38       39.86
3.501% - 4.000%                                                          738      8.015       71.75       62.78       37.21
4.501% - 5.000%                                                          660      7.738       95.00       95.99       39.94
8.001% - 8.500%                                                          742      7.838       69.67       69.47        1.97
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 1.409%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Current                                                                   of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
6.501% - 7.000%                                                           12     $6,545,233        1.73%     $545,436         368
7.001% - 7.500%                                                          114     48,514,742       12.85       425,568         367
7.501% - 8.000%                                                          384    145,571,932       38.57       379,094         367
8.001% - 8.500%                                                          354    133,436,563       35.35       376,939         382
8.501% - 9.000%                                                           99     42,041,778       11.14       424,664         382
9.001% - 9.500%                                                            3      1,326,057        0.35       442,019         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 7.993%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Current                                                             Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
6.501% - 7.000%                                                          749      6.832%      75.43%      75.92%      35.68%
7.001% - 7.500%                                                          727      7.381       72.10       73.86       36.07
7.501% - 8.000%                                                          720      7.798       73.35       76.06       33.97
8.001% - 8.500%                                                          714      8.259       74.70       77.81       34.71
8.501% - 9.000%                                                          701      8.676       75.75       79.30       35.51
9.001% - 9.500%                                                          713      9.107       79.56       83.09        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 7.993%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Margin (%)                                                             Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
<= 2.500%                                                                 37    $16,839,905        4.46%     $455,133         350
2.501% - 2.750%                                                           96     41,089,808       10.89       428,019         369
2.751% - 3.000%                                                          160     66,367,571       17.58       414,797         367
3.001% - 3.250%                                                          228     80,994,575       21.46       355,239         374
3.251% - 3.500%                                                          202     73,491,946       19.47       363,822         380
3.501% - 3.750%                                                          159     63,731,154       16.89       400,825         376
3.751% - 4.000%                                                           69     28,718,101        7.61       416,204         391
4.001% - 4.250%                                                           13      5,259,484        1.39       404,576         388
4.251% - 4.500%                                                            2        943,761        0.25       471,881         347
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 3.217%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Margin (%)                                                              FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
<= 2.500%                                                                738      7.054%      72.75%      72.78%      35.33%
2.501% - 2.750%                                                          722      7.447       72.84       75.10       35.83
2.751% - 3.000%                                                          719      7.673       73.32       75.99       32.80
3.001% - 3.250%                                                          722      7.923       73.17       75.97       34.92
3.251% - 3.500%                                                          713      8.166       75.25       78.34       36.52
3.501% - 3.750%                                                          715      8.419       74.01       77.20       32.69
3.751% - 4.000%                                                          701      8.671       76.23       79.64       36.19
4.001% - 4.250%                                                          698      8.908       76.89       81.05       34.83
4.251% - 4.500%                                                          730      9.125       80.00       84.21        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 3.217%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Original Term                                                       Mortgage      Principal   Principal     Principal        Term
(Months)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
360                                                                      736   $271,491,605       71.93%     $368,874         339
480                                                                      230    105,944,699       28.07       460,629         464
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 394 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Original Term                                                        Average   Interest    Original     Current     Average
(Months)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
360                                                                      716      7.973%      74.60%      77.19%      34.40%
480                                                                      720      8.044       72.43       75.72       35.52
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 394 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Remaining Term                                                      Mortgage      Principal   Principal     Principal        Term
(Months)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
296 - 300                                                                  4     $1,315,088        0.35%     $328,772         299
301 - 305                                                                  9      2,080,979        0.55       231,220         303
306 - 310                                                                 31      7,865,912        2.08       253,739         309
311 - 315                                                                 28      5,407,526        1.43       193,126         312
316 - 320                                                                  1        279,380        0.07       279,380         319
321 - 325                                                                 63     25,192,126        6.67       399,875         325
326 - 330                                                                 62     32,070,614        8.50       517,268         327
331 - 335                                                                101     35,076,989        9.29       347,297         334
336 - 340                                                                 63     22,960,082        6.08       364,446         337
341 - 345                                                                 80     31,225,876        8.27       390,323         343
346 - 350                                                                101     37,193,882        9.85       368,256         348
351 - 355                                                                176     65,864,062       17.45       374,228         353
356 - 360                                                                 17      4,959,089        1.31       291,711         356
446 - 450                                                                 24     12,068,748        3.20       502,864         448
451 - 455                                                                 49     22,346,595        5.92       456,053         453
456 - 460                                                                 20     12,915,243        3.42       645,762         459
461 - 465                                                                 11      4,103,816        1.09       373,074         464
466 - 470                                                                 24     11,969,380        3.17       498,724         468
471 - 475                                                                 76     32,533,655        8.62       428,074         474
476 - 480                                                                 26     10,007,263        2.65       384,895         476
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 374 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Remaining Term                                                       Average   Interest    Original     Current     Average
(Months)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
296 - 300                                                                769      7.432%      68.96%      55.97%      37.67%
301 - 305                                                                740      7.706       72.77       73.79       32.05
306 - 310                                                                744      7.565       68.48       68.30       32.38
311 - 315                                                                743      7.704       69.29       68.26       32.44
316 - 320                                                                766      7.913       80.00       79.26       33.03
321 - 325                                                                718      7.911       74.97       78.73       29.88
326 - 330                                                                707      7.954       76.01       79.70       31.57
331 - 335                                                                716      7.913       74.04       78.27       36.09
336 - 340                                                                715      8.263       75.78       80.50       35.32
341 - 345                                                                713      8.160       77.25       80.87       36.73
346 - 350                                                                708      8.169       76.25       78.36       35.23
351 - 355                                                                719      7.843       73.20       74.16       34.93
356 - 360                                                                713      7.786       69.12       69.39       38.80
446 - 450                                                                721      7.947       74.78       80.89       31.62
451 - 455                                                                730      7.830       72.24       77.80       34.76
456 - 460                                                                716      7.852       69.54       73.79       30.52
461 - 465                                                                707      8.076       77.03       80.70       41.42
466 - 470                                                                700      8.267       75.85       78.72       37.94
471 - 475                                                                720      8.208       71.95       73.20       38.85
476 - 480                                                                732      8.076       69.37       69.86       36.13
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 374 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Seasoning (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1 - 6                                                                    212    $75,866,811       20.10%     $357,862         406
7 - 12                                                                   150     63,941,603       16.94       426,277         380
13 - 18                                                                  133     52,500,205       13.91       394,738         368
19 - 24                                                                   99     41,423,729       10.98       418,422         379
25 - 30                                                                  162     65,734,276       17.42       405,767         381
31 - 36                                                                  135     60,650,837       16.07       449,265         342
37 - 42                                                                    3        649,339        0.17       216,446         321
43 - 48                                                                   17      3,455,095        0.92       203,241         312
49 - 54                                                                   42      9,818,343        2.60       233,770         309
55 >=                                                                     13      3,396,067        0.90       261,236         301
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 20 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Seasoning (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1 - 6                                                                    718      7.936%      71.47%      72.11%      36.17%
7 - 12                                                                   721      8.096       74.61       76.38       35.81
13 - 18                                                                  703      8.178       77.26       80.46       36.87
19 - 24                                                                  717      8.107       73.88       78.31       34.36
25 - 30                                                                  718      7.868       73.63       78.17       33.46
31 - 36                                                                  716      7.957       75.42       79.69       32.58
37 - 42                                                                  734      8.008       74.43       76.41       33.21
43 - 48                                                                  743      7.654       70.79       72.60       31.52
49 - 54                                                                  744      7.610       68.11       66.77       32.68
55 >=                                                                    751      7.600       71.29       66.89       34.22
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 20 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Months to Next                                                            of           Date        Date          Date   Remaining
Rate                                                                Mortgage      Principal   Principal     Principal        Term
Adjustment                                                             Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1                                                                        966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 1 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Months to Next                                                      Weighted      Gross     Average     Average    Weighted
Rate                                                                 Average   Interest    Original     Current     Average
Adjustment                                                              FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1                                                                        717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 1 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Minimum                                                                   of           Date        Date          Date   Remaining
Mortgage                                                            Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1.501% - 2.000%                                                            4     $2,115,433        0.56%     $528,858         345
2.001% - 2.500%                                                           33     14,724,472        3.90       446,196         350
2.501% - 3.000%                                                          256    107,457,378       28.47       419,755         368
3.001% - 3.500%                                                          430    154,486,521       40.93       359,271         377
3.501% - 4.000%                                                          228     92,449,255       24.49       405,479         380
4.001% - 4.500%                                                           15      6,203,245        1.64       413,550         381
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 3.217%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Minimum                                                             Weighted      Gross     Average     Average    Weighted
Mortgage                                                             Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1.501% - 2.000%                                                          718      6.652%      78.89%      79.56%      36.45%
2.001% - 2.500%                                                          741      7.112       71.87       71.81       35.17
2.501% - 3.000%                                                          720      7.587       73.14       75.65       34.02
3.001% - 3.500%                                                          717      8.039       74.16       77.10       35.66
3.501% - 4.000%                                                          711      8.497       74.70       77.96       33.71
4.001% - 4.500%                                                          703      8.941       77.36       81.53       34.83
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 3.217%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Maximum                                                                   of           Date        Date          Date   Remaining
Mortgage                                                            Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
7.501% - 8.000%                                                            1       $110,079        0.03%     $110,079         305
8.501% - 9.000%                                                           19      5,585,213        1.48       293,959         342
9.001% - 9.500%                                                            2      2,242,241        0.59     1,121,120         449
9.501% - 10.000%                                                         869    342,573,263       90.76       394,215         374
10.001% - 10.500%                                                          8      3,212,794        0.85       401,599         373
10.501% - 11.000%                                                         23      6,831,338        1.81       297,015         335
11.001% - 11.500%                                                          3      1,090,662        0.29       363,554         390
11.501% - 12.000%                                                         20      6,045,440        1.60       302,272         346
12.001% - 12.500%                                                         19      9,166,979        2.43       482,473         435
15.501% - 16.000%                                                          1        391,271        0.10       391,271         336
17.501% - 18.000%                                                          1        187,024        0.05       187,024         475
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 10.061%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Maximum                                                             Weighted      Gross     Average     Average    Weighted
Mortgage                                                             Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
7.501% - 8.000%                                                          734      7.938%      51.98%      54.49%      31.35%
8.501% - 9.000%                                                          738      7.616       75.55       77.98       33.27
9.001% - 9.500%                                                          726      7.483       57.39       61.03       36.40
9.501% - 10.000%                                                         716      7.999       74.24       77.00       34.66
10.001% - 10.500%                                                        727      7.956       75.45       79.19       39.61
10.501% - 11.000%                                                        733      7.836       64.74       64.11       36.02
11.001% - 11.500%                                                        718      8.001       69.71       72.84       30.54
11.501% - 12.000%                                                        734      8.268       78.43       81.99       34.89
12.001% - 12.500%                                                        739      8.078       72.62       77.73       34.96
15.501% - 16.000%                                                        664      8.288       80.00       85.99       43.51
17.501% - 18.000%                                                        743      8.038       36.27       36.67        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 10.061%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Rate                                                                      of           Date        Date          Date   Remaining
Adjustment                                                          Mortgage      Principal   Principal     Principal        Term
Frequency (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1                                                                        966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Rate                                                                Weighted      Gross     Average     Average    Weighted
Adjustment                                                           Average   Interest    Original     Current     Average
Frequency (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1                                                                        717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Payment                                                                   of           Date        Date          Date   Remaining
Adjustment                                                          Mortgage      Principal   Principal     Principal        Term
Frequency (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
12                                                                       966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Payment                                                             Weighted      Gross     Average     Average    Weighted
Adjustment                                                           Average   Interest    Original     Current     Average
Frequency (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
12                                                                       717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
First                                                                     of           Date        Date          Date   Remaining
Payment                                                             Mortgage      Principal   Principal     Principal        Term
Adjustment (Months)                                                    Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
12                                                                       937   $367,208,596       97.29%     $391,898         375
60                                                                        29     10,227,708        2.71       352,680         340
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
First                                                               Weighted      Gross     Average     Average    Weighted
Payment                                                              Average   Interest    Original     Current     Average
Adjustment (Months)                                                     FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
12                                                                       717      7.990%      74.06%      76.85%      34.68%
60                                                                       719      8.094       71.58       74.24       35.82
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Negative                                                                  of           Date        Date          Date   Remaining
Amortization                                                        Mortgage      Principal   Principal     Principal        Term
Cap (%)                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
110%                                                                     478   $184,138,603       48.79%     $385,227         357
115%                                                                     488    193,297,701       51.21       396,102         391
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Negative                                                            Weighted      Gross     Average     Average    Weighted
Amortization                                                         Average   Interest    Original     Current     Average
Cap (%)                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
110%                                                                     719      7.977%      74.25%      77.74%      32.91%
115%                                                                     716      8.009       73.75       75.86       36.55
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Periodic                                                                  of           Date        Date          Date   Remaining
Payment                                                             Mortgage      Principal   Principal     Principal        Term
Cap (%)                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
7.500%                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Periodic                                                            Weighted      Gross     Average     Average    Weighted
Payment                                                              Average   Interest    Original     Current     Average
Cap (%)                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
7.500%                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Recast Period (Months)                                                 Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
60                                                                       966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Recast Period (Months)                                                  FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
60                                                                       717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Geographical                                                        Mortgage      Principal   Principal     Principal        Term
Distribution                                                           Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Arizona                                                                   41    $12,315,304        3.26%     $300,373         372
California                                                               463    215,835,814       57.18       466,168         380
Colorado                                                                  13      4,271,852        1.13       328,604         378
Connecticut                                                                7      2,215,643        0.59       316,520         334
Delaware                                                                   2        801,605        0.21       400,803         441
District of Columbia                                                       3      1,023,310        0.27       341,103         345
Florida                                                                  106     34,315,461        9.09       323,731         373
Georgia                                                                   14      3,501,901        0.93       250,136         341
Hawaii                                                                    16      8,529,992        2.26       533,124         385
Idaho                                                                      1        157,193        0.04       157,193         339
Illinois                                                                  12      4,382,539        1.16       365,212         349
Indiana                                                                    1        371,214        0.10       371,214         340
Kentucky                                                                   2        246,377        0.07       123,188         417
Louisiana                                                                  1        279,565        0.07       279,565         474
Maine                                                                      1        198,856        0.05       198,856         338
Maryland                                                                  16      5,300,904        1.40       331,306         365
Massachusetts                                                             16      5,977,377        1.58       373,586         348
Michigan                                                                  10      1,610,925        0.43       161,093         329
Minnesota                                                                  7        866,313        0.23       123,759         326
Missouri                                                                   1         94,458        0.03        94,458         308
Montana                                                                    2        355,616        0.09       177,808         429
Nevada                                                                    28      8,464,354        2.24       302,298         388
New Jersey                                                                33     11,508,265        3.05       348,735         347
New Mexico                                                                10      3,575,540        0.95       357,554         402
New York                                                                  20      8,722,305        2.31       436,115         344
North Carolina                                                             6      1,795,142        0.48       299,190         359
Ohio                                                                       6      1,219,543        0.32       203,257         334
Oklahoma                                                                   1        591,997        0.16       591,997         355
Oregon                                                                    19      6,320,797        1.67       332,674         359
Pennsylvania                                                               9      4,133,344        1.10       459,260         362
Rhode Island                                                               7      1,684,798        0.45       240,685         368
South Carolina                                                             5      1,710,428        0.45       342,086         429
Tennessee                                                                  3        734,559        0.19       244,853         334
Texas                                                                     22      3,098,823        0.82       140,856         372
Utah                                                                       4      1,077,945        0.29       269,486         382
Vermont                                                                    1        208,320        0.06       208,320         325
Virginia                                                                  36     14,363,039        3.81       398,973         359
Washington                                                                18      4,866,877        1.29       270,382         388
West Virginia                                                              2        476,670        0.13       238,335         345
Wisconsin                                                                  1        231,341        0.06       231,341         350
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Geographical                                                         Average   Interest    Original     Current     Average
Distribution                                                            FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Arizona                                                                  729      8.014%      75.66%      78.47%      36.85%
California                                                               719      7.978       73.13       76.22       34.92
Colorado                                                                 712      7.778       77.19       79.96       35.31
Connecticut                                                              730      7.939       77.12       77.33       30.45
Delaware                                                                 775      7.672       80.00       82.07       43.05
District of Columbia                                                     680      8.204       69.12       71.94       40.54
Florida                                                                  712      8.123       75.81       78.00       34.27
Georgia                                                                  724      8.086       74.08       77.73       34.16
Hawaii                                                                   737      7.852       70.86       72.41       31.42
Idaho                                                                    705      8.500       80.00       84.97       30.63
Illinois                                                                 708      7.911       76.85       78.79       34.56
Indiana                                                                  735      8.288       80.00       84.37       33.35
Kentucky                                                                 676      8.390       90.00       92.63       42.53
Louisiana                                                                675      8.438       55.00       55.91       26.38
Maine                                                                    732      8.538       80.00       84.62        0.00
Maryland                                                                 726      7.928       75.50       77.74       35.34
Massachusetts                                                            710      8.092       74.90       77.20       38.12
Michigan                                                                 709      8.138       71.74       74.40       33.35
Minnesota                                                                751      7.938       67.32       70.28       29.45
Missouri                                                                 653      7.888       59.21       62.14       25.75
Montana                                                                  688      8.165       63.41       65.90       32.58
Nevada                                                                   722      7.953       77.29       80.46       34.55
New Jersey                                                               697      8.073       72.63       75.42       34.68
New Mexico                                                               704      7.970       73.63       74.99       36.50
New York                                                                 700      8.151       74.93       78.21       34.07
North Carolina                                                           699      7.534       79.74       80.78       32.37
Ohio                                                                     716      8.003       75.86       78.79       30.40
Oklahoma                                                                 695      7.512       80.00       80.71        0.00
Oregon                                                                   726      8.017       76.00       78.85       34.83
Pennsylvania                                                             696      7.777       68.84       70.13       34.21
Rhode Island                                                             686      7.868       73.27       76.84       35.52
South Carolina                                                           681      8.368       70.59       73.54       34.89
Tennessee                                                                701      7.809       84.40       86.69       29.54
Texas                                                                    722      7.680       81.62       81.26       33.01
Utah                                                                     727      7.740       81.25       84.09       30.58
Vermont                                                                  783      7.888       80.00       80.12       24.04
Virginia                                                                 718      8.043       75.48       78.62       36.99
Washington                                                               732      7.997       76.04       76.54       24.19
West Virginia                                                            731      8.207       78.35       81.90       39.15
Wisconsin                                                                699      8.388       80.00       82.33       24.53
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
FICO                                                                Mortgage      Principal   Principal     Principal        Term
Scores                                                                 Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
611 - 620                                                                  5     $1,757,786        0.47%     $351,557         389
621 - 630                                                                 12      3,806,789        1.01       317,232         376
631 - 640                                                                 31     14,001,644        3.71       451,666         374
641 - 650                                                                 26     13,015,795        3.45       500,607         362
651 - 660                                                                 50     19,149,362        5.07       382,987         381
661 - 670                                                                 56     20,182,754        5.35       360,406         367
671 - 680                                                                 57     21,547,521        5.71       378,027         381
681 - 690                                                                 58     21,578,127        5.72       372,037         372
691 - 700                                                                 74     30,713,295        8.14       415,045         370
701 - 710                                                                 63     24,359,502        6.45       386,659         372
711 - 720                                                                 68     27,867,067        7.38       409,810         360
721 - 730                                                                 64     25,748,072        6.82       402,314         381
731 - 740                                                                 80     30,992,827        8.21       387,410         375
741 - 750                                                                 58     20,667,718        5.48       356,340         384
751 - 760                                                                 56     24,685,430        6.54       440,811         393
761 - 770                                                                 49     19,791,368        5.24       403,905         365
771 - 780                                                                 45     15,374,418        4.07       341,654         360
781 - 790                                                                 42     17,679,925        4.68       420,951         372
791 - 800                                                                 35     13,870,266        3.67       396,293         378
Greater than 800                                                          37     10,646,637        2.82       287,747         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Minimum: 620
Maximum: 822
Weighted Average: 717





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
FICO                                                                 Average   Interest    Original     Current     Average
Scores                                                                  FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
611 - 620                                                                620      8.267%      72.99%      75.32%      37.74%
621 - 630                                                                625      8.096       77.98       81.17       34.71
631 - 640                                                                635      7.981       76.74       80.35       32.46
641 - 650                                                                644      7.893       75.21       77.16       29.09
651 - 660                                                                656      8.116       74.68       78.54       36.78
661 - 670                                                                666      8.092       75.15       78.30       36.71
671 - 680                                                                675      8.164       76.00       79.10       35.78
681 - 690                                                                685      8.085       74.06       77.49       35.25
691 - 700                                                                696      8.059       75.80       78.57       35.78
701 - 710                                                                706      7.959       73.89       77.46       35.78
711 - 720                                                                715      8.017       77.17       80.63       36.05
721 - 730                                                                726      8.017       75.24       78.62       36.24
731 - 740                                                                736      7.869       73.46       75.90       33.72
741 - 750                                                                745      7.984       72.07       74.49       30.13
751 - 760                                                                756      7.918       73.57       76.62       36.16
761 - 770                                                                765      8.085       73.58       76.93       34.14
771 - 780                                                                776      7.922       71.12       72.04       34.51
781 - 790                                                                785      7.987       70.66       73.20       34.10
791 - 800                                                                796      7.754       69.27       68.75       34.31
Greater than 800                                                         807      7.681       66.51       67.09       35.02
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Minimum: 620
Maximum: 822
Weighted Average: 717

The FICO scores in the above table are based on the refreshed FICO scores within the past 6 months. The weighted average original FICO score was 713.

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Property                                                            Mortgage      Principal   Principal     Principal        Term
Types                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Single Family Residence                                                  620   $252,294,928       66.84%     $406,927         374
Planned Unit Development                                                 183     69,881,493       18.51       381,866         381
Condo                                                                    109     33,205,606        8.80       304,639         370
2-4 Family                                                                50     21,263,267        5.63       425,265         364
Townhouse                                                                  4        791,011        0.21       197,753         365
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Property                                                             Average   Interest    Original     Current     Average
Types                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Single Family Residence                                                  716      7.973%      73.24%      75.85%      34.69%
Planned Unit Development                                                 718      7.977       75.64       78.74       35.67
Condo                                                                    718      8.057       76.98       80.13       33.91
2-4 Family                                                               729      8.175       72.77       75.97       33.59
Townhouse                                                                741      8.228       75.60       78.86       30.79
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Occupancy                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Primary                                                                  793   $325,250,876       86.17%     $410,152         376
Investment                                                               117     33,851,800        8.97       289,332         366
Second Home                                                               56     18,333,628        4.86       327,386         347
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Occupancy                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Primary                                                                  715      7.976%      74.11%      76.81%      35.20%
Investment                                                               737      8.118       72.46       75.64       32.35
Second Home                                                              718      8.070       74.72       78.35       32.20
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Loan                                                                Mortgage      Principal   Principal     Principal        Term
Purpose                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Refinance - Cashout                                                      492   $188,647,927       49.98%     $383,431         374
Purchase                                                                 248    101,137,300       26.80       407,812         367
Refinance - Rate Term                                                    226     87,651,078       23.22       387,837         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Loan                                                                 Average   Interest    Original     Current     Average
Purpose                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Refinance - Cashout                                                      719      8.073%      71.65%      74.69%      35.23%
Purchase                                                                 716      7.875       77.77       80.57       33.27
Refinance - Rate Term                                                    716      7.957       74.67       76.89       35.41
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Documentation                                                       Mortgage      Principal   Principal     Principal        Term
Level                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Stated Documentation                                                     558   $234,811,565       62.21%     $420,809         374
No Income/No Assets                                                      166     63,376,900       16.79       381,789         385
Full Documentation                                                       184     56,333,555       14.93       306,161         362
No Ratio                                                                  37     16,788,502        4.45       453,743         374
Stated Income/Stated Assets                                               14      3,748,179        0.99       267,727         365
No Documentation                                                           3      1,362,462        0.36       454,154         343
Fast Documentation                                                         3        885,080        0.23       295,027         409
Limited Documentation                                                      1        130,061        0.03       130,061         304
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Documentation                                                        Average   Interest    Original     Current     Average
Level                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Stated Documentation                                                     717      7.939%      74.41%      77.37%      35.48%
No Income/No Assets                                                      716      8.145       69.48       72.02        0.00
Full Documentation                                                       716      7.931       76.26       78.72       31.49
No Ratio                                                                 730      8.307       76.97       79.40        0.00
Stated Income/Stated Assets                                              728      8.170       77.02       79.92       34.58
No Documentation                                                         726      8.560       68.93       72.03        0.00
Fast Documentation                                                       686      8.051       79.97       81.12       36.80
Limited Documentation                                                    804      7.212       71.50       63.76       27.37
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Lien Position                                                          Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1st Lien                                                                 966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Lien Position                                                           FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1st Lien                                                                 717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Delinquency Days                                                       Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0                                                                        966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Delinquency Days                                                        FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0                                                                        717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Year of Origination                                                    Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
2002                                                                       4     $1,315,088        0.35%     $328,772         299
2003                                                                      67     14,928,784        3.96       222,818         309
2004                                                                      12      4,221,502        1.12       351,792         323
2005                                                                     294    125,836,053       33.34       428,014         363
2006                                                                     245     97,940,437       25.95       399,757         373
2007                                                                     344    133,194,441       35.29       387,193         395
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Earliest Origination Date: 2002-08-27
Latest Origination Date: 2007-09-28





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Year of Origination                                                     FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
2002                                                                     769      7.432%      68.96%      55.97%      37.67%
2003                                                                     744      7.634       69.06       68.60       32.17
2004                                                                     702      7.907       77.94       82.29       35.79
2005                                                                     718      7.932       74.60       79.07       33.06
2006                                                                     708      8.129       75.56       79.13       35.68
2007                                                                     720      8.000       72.73       73.83       36.12
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Earliest Origination Date: 2002-08-27
Latest Origination Date: 2007-09-28

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Debt to                                                                   of           Date        Date          Date   Remaining
Income                                                              Mortgage      Principal   Principal     Principal        Term
Ratio (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
<= 0.00%                                                                 207    $81,797,333       21.67%     $395,156         382
0.01% - 5.00%                                                              7      1,789,002        0.47       255,572         350
5.01% - 10.00%                                                             1      2,223,336        0.59     2,223,336         459
10.01% - 15.00%                                                           10      5,167,719        1.37       516,772         335
15.01% - 20.00%                                                           21      7,760,115        2.06       369,529         382
20.01% - 25.00%                                                           46     15,693,680        4.16       341,167         358
25.01% - 30.00%                                                           88     31,310,364        8.30       355,800         356
30.01% - 35.00%                                                          165     56,989,403       15.10       345,390         360
35.01% - 40.00%                                                          274    113,286,778       30.01       413,455         377
40.01% - 45.00%                                                          119     50,874,677       13.48       427,518         386
45.01% - 50.00%                                                           21      8,169,997        2.16       389,047         375
50.01% - 55.00%                                                            5      1,608,884        0.43       321,777         391
55.01% - 60.00%                                                            1        290,215        0.08       290,215         336
60.01% - 65.00%                                                            1        474,800        0.13       474,800         332
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Non-Zero Minimum: 1.60%
Maximum: 61.00%
Non-Zero Weighted Average: 34.71%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Debt to                                                             Weighted      Gross     Average     Average    Weighted
Income                                                               Average   Interest    Original     Current     Average
Ratio (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
<= 0.00%                                                                 719      8.184%      70.97%      73.51%       0.00%
0.01% - 5.00%                                                            748      8.034       66.13       66.99        1.96
5.01% - 10.00%                                                           744      8.388       55.70       60.09        6.25
10.01% - 15.00%                                                          669      7.756       71.58       71.08       11.65
15.01% - 20.00%                                                          689      8.016       74.21       78.60       17.90
20.01% - 25.00%                                                          724      7.927       71.12       73.81       22.72
25.01% - 30.00%                                                          726      7.908       75.53       78.22       28.14
30.01% - 35.00%                                                          719      7.985       75.72       78.69       32.80
35.01% - 40.00%                                                          716      7.945       74.75       77.61       37.70
40.01% - 45.00%                                                          715      7.882       75.73       78.55       42.19
45.01% - 50.00%                                                          707      7.990       77.54       81.08       47.61
50.01% - 55.00%                                                          717      7.997       76.04       80.23       52.34
55.01% - 60.00%                                                          740      8.462       80.00       80.62       59.96
60.01% - 65.00%                                                          681      7.063       80.00       83.30       61.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Non-Zero Minimum: 1.60%
Maximum: 61.00%
Non-Zero Weighted Average: 34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
PMI                                                                 Mortgage      Principal   Principal     Principal        Term
Level (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0.000%                                                                   893   $357,620,690       94.75%     $400,471         374
12.000%                                                                    9      2,827,110        0.75       314,123         363
25.000%                                                                   34      9,897,174        2.62       291,093         363
30.000%                                                                   29      6,898,842        1.83       237,891         376
35.000%                                                                    1        192,488        0.05       192,488         333
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
PMI                                                                  Average   Interest    Original     Current     Average
Level (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0.000%                                                                   718      7.986%      73.08%      75.82%      34.60%
12.000%                                                                  688      7.805       84.08       86.07       32.02
25.000%                                                                  706      8.191       89.66       93.39       36.96
30.000%                                                                  693      8.173       94.22       98.17       37.09
35.000%                                                                  750      8.038       95.00      101.31       32.45
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
PMI Company                                                            Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
None                                                                     893   $357,620,690       94.75%     $400,471         374
PMI                                                                       25      8,025,990        2.13       321,040         366
Mtge Guaranty Insurance Corp.                                             16      3,826,353        1.01       239,147         390
Radian Guaranty                                                            9      2,470,024        0.65       274,447         371
United Guaranty                                                            9      2,303,185        0.61       255,909         340
GEMICO                                                                     6      1,598,084        0.42       266,347         368
Republic Mtge Ins Co                                                       6      1,004,822        0.27       167,470         355
Triad                                                                      2        587,157        0.16       293,579         343
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
PMI Company                                                             FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
None                                                                     718      7.986%      73.08%      75.82%      34.60%
PMI                                                                      709      8.122       90.09       94.03       36.66
Mtge Guaranty Insurance Corp.                                            703      7.962       89.91       93.70       36.05
Radian Guaranty                                                          689      8.126       92.02       94.69       38.62
United Guaranty                                                          679      8.207       89.36       93.16       35.29
GEMICO                                                                   684      8.308       91.98       95.32       32.24
Republic Mtge Ins Co                                                     708      8.246       91.75       93.54       39.44
Triad                                                                    690      8.323       92.09       95.96       38.08
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Original                                                                  of           Date        Date          Date   Remaining
Loan-to-Value                                                       Mortgage      Principal   Principal     Principal        Term
Ratio (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
50.00% or less                                                            57    $12,949,589        3.43%     $227,186         367
50.01% - 55.00%                                                           25      5,256,871        1.39       210,275         377
55.01% - 60.00%                                                           39     18,372,041        4.87       471,078         398
60.01% - 65.00%                                                           48     23,054,216        6.11       480,296         400
65.01% - 70.00%                                                          113     48,999,816       12.98       433,627         377
70.01% - 75.00%                                                          145     65,952,389       17.47       454,844         369
75.01% - 80.00%                                                          466    183,035,769       48.49       392,781         371
80.01% - 85.00%                                                            9      2,827,110        0.75       314,123         363
85.01% - 90.00%                                                           35     10,109,662        2.68       288,847         365
90.01% - 95.00%                                                           29      6,878,843        1.82       237,201         373
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 73.99%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Original                                                            Weighted      Gross     Average     Average    Weighted
Loan-to-Value                                                        Average   Interest    Original     Current     Average
Ratio (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
50.00% or less                                                           741      7.900%      42.48%      43.11%      32.08%
50.01% - 55.00%                                                          735      7.894       52.94       53.37       32.89
55.01% - 60.00%                                                          730      7.837       57.45       58.84       28.78
60.01% - 65.00%                                                          734      8.042       63.45       65.84       38.01
65.01% - 70.00%                                                          719      7.960       68.55       70.64       30.79
70.01% - 75.00%                                                          713      8.021       73.87       77.01       35.63
75.01% - 80.00%                                                          715      7.996       79.53       82.69       35.54
80.01% - 85.00%                                                          688      7.805       84.08       86.07       32.02
85.01% - 90.00%                                                          703      8.201       89.63       93.20       37.22
90.01% - 95.00%                                                          698      8.154       94.43       98.68       36.63
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 73.99%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
Combined                                                                          Aggregate   Aggregate       Average    Weighted
Original                                                              Number        Cut-off     Cut-off       Cut-off     Average
Loan-to-Value                                                             of           Date        Date          Date   Remaining
Ratio Including                                                     Mortgage      Principal   Principal     Principal        Term
Simultaneous Seconds (%)                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
50.00% or less                                                            54    $12,018,711        3.18%     $222,569         366
50.01% - 55.00%                                                           25      5,256,871        1.39       210,275         377
55.01% - 60.00%                                                           36     16,526,351        4.38       459,065         406
60.01% - 65.00%                                                           49     23,276,998        6.17       475,041         392
65.01% - 70.00%                                                          106     45,709,307       12.11       431,220         373
70.01% - 75.00%                                                          131     60,849,486       16.12       464,500         372
75.01% - 80.00%                                                          336    133,546,361       35.38       397,459         369
80.01% - 85.00%                                                           23      8,935,543        2.37       388,502         382
85.01% - 90.00%                                                          159     59,385,777       15.73       373,495         372
90.01% - 95.00%                                                           47     11,930,898        3.16       253,849         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 75.91%





Combined                                                                       Weighted
Original                                                            Non-Zero    Average    Weighted    Weighted    Non-Zero
Loan-to-Value                                                       Weighted      Gross     Average     Average    Weighted
Ratio Including                                                      Average   Interest    Original     Current     Average
Simultaneous Seconds (%)                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
50.00% or less                                                           741      7.923%      42.30%      42.79%      31.18%
50.01% - 55.00%                                                          735      7.894       52.94       53.37       32.89
55.01% - 60.00%                                                          731      7.859       56.84       58.98       27.91
60.01% - 65.00%                                                          733      8.031       62.87       64.92       37.49
65.01% - 70.00%                                                          719      7.956       68.59       70.72       30.13
70.01% - 75.00%                                                          714      8.011       73.22       76.16       35.66
75.01% - 80.00%                                                          717      8.006       79.37       82.56       34.71
80.01% - 85.00%                                                          702      7.924       79.49       81.54       35.48
85.01% - 90.00%                                                          709      8.016       80.56       83.88       37.26
90.01% - 95.00%                                                          701      8.071       88.27       91.74       37.94
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 75.91%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Simultaneous Seconds                                                Mortgage      Principal   Principal     Principal        Term
At Origination                                                         Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Simultaneous Second                                                      169    $68,019,434       18.02%     $402,482         379
No Simultaneous Second                                                   797    309,416,870       81.98       388,227         373
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   966   $377,436,304      100.00%     $390,721         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Simultaneous Seconds                                                 Average   Interest    Original     Current     Average
At Origination                                                          FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Simultaneous Second                                                      710      7.960%      76.86%      79.72%      37.44%
No Simultaneous Second                                                   719      8.000       73.36       76.13       33.97
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.99%      76.78%      34.71%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------
                                                                   Page 15 of 15

Barclays Capital - Asset Securitization Group                   February 5, 2007
BCAP LLC Trust, 2008-IND1
--------------------------------------------------------------------------------

                            BCAP LLC TRUST 2008-IND1
                              COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1337454/000091412107000651/
by7522913-s3a1.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2008-01-01
Number of Mortgage Loans: 964
Aggregate Principal Balance ($): 376,754,797
Weighted Average Current Mortgage Rate (%): 7.993
Weighted Average Stated Original Term (months): 394
Weighted Average Stated Remaining Term (months): 374
Weighted Average Age (Months): 20
Weighted Average Margin (%): 3.217
Weighted Average Maximum Rate (%): 10.060
Weighted Average Months to Roll: 1
Weighted Average Original LTV (%): 73.96
Weighted Average Combined Original LTV Incl Simultaneous Seconds at
   Origination (%): 75.89
Weighted Average Current LTV (%): 76.75
Non-Zero Weighted Average FICO Score: 717
% Loans with Simultaneous Seconds: 18.05
% First Liens: 100.00
% Owner Occupied: 86.20
% Purchase: 26.66
% Full Documentation: 14.95
% IO Loans: 0.00
Top 5 States: CA(57.16%),FL(9.11%),VA(3.81%),AZ(3.27%),NJ(3.05%)

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Product                                                             Mortgage      Principal   Principal     Principal        Term
Type                                                                   Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30 Year              700   $258,020,982       68.49%     $368,601         339
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30-40 Balloon          5      2,561,408        0.68       512,282         349
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/40 Year              230    105,944,699       28.12       460,629         464
Option ARM - 1 Year Rate Reset/5 Year Payment Reset/30 Year               29     10,227,708        2.71       352,680         340
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Product                                                              Average   Interest    Original     Current     Average
Type                                                                    FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30 Year              716      7.964%      74.73%      77.33%      34.28%
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/30-40 Balloon        723      8.349       68.93       71.54       37.10
Option ARM - 1 Year Rate Reset/1 Year Payment Reset/40 Year              720      8.044       72.43       75.72       35.52
Option ARM - 1 Year Rate Reset/5 Year Payment Reset/30 Year              719      8.094       71.58       74.24       35.82
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Index                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
MTA 1 Year                                                               964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Index                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
MTA 1 Year                                                               717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Original Prepayment Penalty Term (Months)                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0                                                                        147    $56,243,117       14.93%     $382,606         375
12                                                                       252    108,177,382       28.71       429,275         383
24                                                                        41     22,654,280        6.01       552,543         381
36                                                                       524    189,680,018       50.35       361,985         368
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 23 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Original Prepayment Penalty Term (Months)                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0                                                                        716      7.936%      74.26%      77.26%      33.89%
12                                                                       718      8.035       73.71       76.36       35.62
24                                                                       704      7.882       71.89       74.01       31.41
36                                                                       719      7.998       74.26       77.15       34.79
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 23 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Cutoff Date Principal Balance ($)                                      Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
$1 - $50,000                                                               2        $99,182        0.03%      $49,591         307
$50,001 - $100,000                                                        35      2,950,740        0.78        84,307         329
$100,001 - $150,000                                                       63      7,817,631        2.07       124,089         352
$150,001 - $200,000                                                       87     15,139,593        4.02       174,018         364
$200,001 - $250,000                                                      108     24,145,780        6.41       223,572         364
$250,001 - $300,000                                                      111     30,674,434        8.14       276,346         370
$300,001 - $350,000                                                      102     33,166,895        8.80       325,166         377
$350,001 - $400,000                                                       87     32,757,169        8.69       376,519         372
$400,001 - $450,000                                                       92     38,980,548       10.35       423,702         372
$450,001 - $500,000                                                       59     27,921,366        7.41       473,243         355
$500,001 - $700,000                                                      140     81,297,239       21.58       580,695         374
$700,001 - $900,000                                                       39     30,690,706        8.15       786,941         390
$900,001 - $1,000,000                                                     11     10,313,089        2.74       937,554         399
$1,000,001 - $1,100,000                                                   10     10,353,982        2.75     1,035,398         385
$1,100,001 >=                                                             18     30,446,445        8.08     1,691,469         392
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Average: $390,824





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Cutoff Date Principal Balance ($)                                       FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
$1 - $50,000                                                             788      8.000%      52.38%      47.34%      28.80%
$50,001 - $100,000                                                       744      7.751       61.15       58.67       27.77
$100,001 - $150,000                                                      723      7.894       71.04       72.53       31.39
$150,001 - $200,000                                                      717      7.993       72.46       74.74       33.40
$200,001 - $250,000                                                      722      8.010       72.70       74.96       32.41
$250,001 - $300,000                                                      717      8.095       74.15       76.41       36.13
$300,001 - $350,000                                                      712      8.086       75.58       78.58       35.78
$350,001 - $400,000                                                      718      8.055       76.46       79.56       35.21
$400,001 - $450,000                                                      713      8.057       76.44       79.38       35.72
$450,001 - $500,000                                                      717      7.913       74.84       78.23       34.50
$500,001 - $700,000                                                      719      8.003       75.51       78.59       36.72
$700,001 - $900,000                                                      710      7.953       72.37       75.83       36.18
$900,001 - $1,000,000                                                    752      7.940       73.14       75.22       37.32
$1,000,001 - $1,100,000                                                  709      7.895       71.47       75.71       32.94
$1,100,001 >=                                                            715      7.810       67.75       69.60       28.29
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Average: $390,824

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Principal Balance at Origination ($)                                   Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
$1 - $50,000                                                               1        $49,620        0.01%      $49,620         312
$50,001 - $100,000                                                        35      2,965,939        0.79        84,741         332
$100,001 - $150,000                                                       75      9,619,562        2.55       128,261         357
$150,001 - $200,000                                                       92     16,734,472        4.44       181,896         363
$200,001 - $250,000                                                      112     26,040,851        6.91       232,508         363
$250,001 - $300,000                                                      113     32,474,179        8.62       287,382         377
$300,001 - $350,000                                                       99     33,460,423        8.88       337,984         369
$350,001 - $400,000                                                      109     42,868,323       11.38       393,287         376
$400,001 - $450,000                                                       76     33,492,768        8.89       440,694         365
$450,001 - $500,000                                                       65     32,019,807        8.50       492,612         360
$500,001 - $700,000                                                      117     71,314,006       18.93       609,521         378
$700,001 - $900,000                                                       34     27,401,458        7.27       805,925         390
$900,001 - $1,000,000                                                     18     17,866,945        4.74       992,608         387
$1,100,001 >=                                                             18     30,446,445        8.08     1,691,469         392
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Average: $377,914





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Principal Balance at Origination ($)                                    FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
$1 - $50,000                                                             797      8.238%      50.00%      49.62%      19.34%
$50,001 - $100,000                                                       732      7.772       60.87       61.42       28.87
$100,001 - $150,000                                                      721      7.936       72.11       73.73       30.86
$150,001 - $200,000                                                      718      8.013       71.08       73.43       33.87
$200,001 - $250,000                                                      722      8.006       73.64       76.12       33.41
$250,001 - $300,000                                                      714      8.137       75.16       78.14       35.65
$300,001 - $350,000                                                      717      8.030       74.85       78.07       35.28
$350,001 - $400,000                                                      710      8.064       77.76       80.95       35.53
$400,001 - $450,000                                                      718      8.059       75.29       78.33       34.90
$450,001 - $500,000                                                      716      7.918       72.31       74.90       36.53
$500,001 - $700,000                                                      718      8.003       76.39       79.58       36.25
$700,001 - $900,000                                                      721      7.898       72.05       74.54       38.00
$900,001 - $1,000,000                                                    728      7.941       71.68       74.61       32.78
$1,100,001 >=                                                            715      7.810       67.75       69.60       28.29
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Average: $377,914

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Original                                                                  of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0.501% - 1.000%                                                          434   $192,486,575       51.09%     $443,517         358
1.001% - 1.500%                                                          212     83,301,411       22.11       392,931         411
1.501% - 2.000%                                                          165     52,433,904       13.92       317,781         357
2.001% - 2.500%                                                          106     35,815,688        9.51       337,884         397
2.501% - 3.000%                                                           25      6,910,778        1.83       276,431         390
3.001% - 3.500%                                                           11      3,071,067        0.82       279,188         398
3.501% - 4.000%                                                            4      1,196,548        0.32       299,137         389
4.501% - 5.000%                                                            1        249,562        0.07       249,562         472
8.001% - 8.500%                                                            6      1,289,264        0.34       214,877         355
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 1.409%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Original                                                            Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0.501% - 1.000%                                                          717      7.928%      74.20%      77.51%      34.47%
1.001% - 1.500%                                                          719      8.050       71.90       74.64       35.87
1.501% - 2.000%                                                          723      7.977       74.41       76.57       33.10
2.001% - 2.500%                                                          709      8.164       75.83       77.58       37.57
2.501% - 3.000%                                                          706      8.239       77.63       79.68       32.36
3.001% - 3.500%                                                          677      8.339       78.24       80.38       39.86
3.501% - 4.000%                                                          738      8.015       71.75       62.78       37.21
4.501% - 5.000%                                                          660      7.738       95.00       95.99       39.94
8.001% - 8.500%                                                          742      7.838       69.67       69.47        1.97
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 1.409%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Current                                                                   of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
6.501% - 7.000%                                                           12     $6,545,233        1.74%     $545,436         368
7.001% - 7.500%                                                          114     48,514,742       12.88       425,568         367
7.501% - 8.000%                                                          384    145,571,932       38.64       379,094         367
8.001% - 8.500%                                                          352    132,755,056       35.24       377,145         382
8.501% - 9.000%                                                           99     42,041,778       11.16       424,664         382
9.001% - 9.500%                                                            3      1,326,057        0.35       442,019         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 7.993%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Current                                                             Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
6.501% - 7.000%                                                          749      6.832%      75.43%      75.92%      35.68%
7.001% - 7.500%                                                          727      7.381       72.10       73.86       36.07
7.501% - 8.000%                                                          720      7.798       73.35       76.06       33.97
8.001% - 8.500%                                                          714      8.260       74.62       77.74       34.64
8.501% - 9.000%                                                          701      8.676       75.75       79.30       35.51
9.001% - 9.500%                                                          713      9.107       79.56       83.09        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 7.993%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Gross                                                               Mortgage      Principal   Principal     Principal        Term
Margin (%)                                                             Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
<= 2.500%                                                                 37    $16,839,905        4.47%     $455,133         350
2.501% - 2.750%                                                           96     41,089,808       10.91       428,019         369
2.751% - 3.000%                                                          160     66,367,571       17.62       414,797         367
3.001% - 3.250%                                                          228     80,994,575       21.50       355,239         374
3.251% - 3.500%                                                          200     72,810,439       19.33       364,052         380
3.501% - 3.750%                                                          159     63,731,154       16.92       400,825         376
3.751% - 4.000%                                                           69     28,718,101        7.62       416,204         391
4.001% - 4.250%                                                           13      5,259,484        1.40       404,576         388
4.251% - 4.500%                                                            2        943,761        0.25       471,881         347
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 3.217%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Gross                                                                Average   Interest    Original     Current     Average
Margin (%)                                                              FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
<= 2.500%                                                                738      7.054%      72.75%      72.78%      35.33%
2.501% - 2.750%                                                          722      7.447       72.84       75.10       35.83
2.751% - 3.000%                                                          719      7.673       73.32       75.99       32.80
3.001% - 3.250%                                                          722      7.923       73.17       75.97       34.92
3.251% - 3.500%                                                          713      8.165       75.11       78.23       36.42
3.501% - 3.750%                                                          715      8.419       74.01       77.20       32.69
3.751% - 4.000%                                                          701      8.671       76.23       79.64       36.19
4.001% - 4.250%                                                          698      8.908       76.89       81.05       34.83
4.251% - 4.500%                                                          730      9.125       80.00       84.21        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 3.217%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Original Term                                                       Mortgage      Principal   Principal     Principal        Term
(Months)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
360                                                                      734   $270,810,098       71.88%     $368,951         339
480                                                                      230    105,944,699       28.12       460,629         464
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 394 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Original Term                                                        Average   Interest    Original     Current     Average
(Months)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
360                                                                      716      7.973%      74.56%      77.16%      34.37%
480                                                                      720      8.044       72.43       75.72       35.52
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 394 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Remaining Term                                                      Mortgage      Principal   Principal     Principal        Term
(Months)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
296 - 300                                                                  4     $1,315,088        0.35%     $328,772         299
301 - 305                                                                  9      2,080,979        0.55       231,220         303
306 - 310                                                                 31      7,865,912        2.09       253,739         309
311 - 315                                                                 28      5,407,526        1.44       193,126         312
316 - 320                                                                  1        279,380        0.07       279,380         319
321 - 325                                                                 63     25,192,126        6.69       399,875         325
326 - 330                                                                 62     32,070,614        8.51       517,268         327
331 - 335                                                                100     34,891,923        9.26       348,919         334
336 - 340                                                                 63     22,960,082        6.09       364,446         337
341 - 345                                                                 80     31,225,876        8.29       390,323         343
346 - 350                                                                100     36,697,441        9.74       366,974         348
351 - 355                                                                176     65,864,062       17.48       374,228         353
356 - 360                                                                 17      4,959,089        1.32       291,711         356
446 - 450                                                                 24     12,068,748        3.20       502,864         448
451 - 455                                                                 49     22,346,595        5.93       456,053         453
456 - 460                                                                 20     12,915,243        3.43       645,762         459
461 - 465                                                                 11      4,103,816        1.09       373,074         464
466 - 470                                                                 24     11,969,380        3.18       498,724         468
471 - 475                                                                 76     32,533,655        8.64       428,074         474
476 - 480                                                                 26     10,007,263        2.66       384,895         476
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 374 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Remaining Term                                                       Average   Interest    Original     Current     Average
(Months)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
296 - 300                                                                769      7.432%      68.96%      55.97%      37.67%
301 - 305                                                                740      7.706       72.77       73.79       32.05
306 - 310                                                                744      7.565       68.48       68.30       32.38
311 - 315                                                                743      7.704       69.29       68.26       32.44
316 - 320                                                                766      7.913       80.00       79.26       33.03
321 - 325                                                                718      7.911       74.97       78.73       29.88
326 - 330                                                                707      7.954       76.01       79.70       31.57
331 - 335                                                                716      7.912       73.95       78.24       36.04
336 - 340                                                                715      8.263       75.78       80.50       35.32
341 - 345                                                                713      8.160       77.25       80.87       36.73
346 - 350                                                                708      8.169       76.06       78.17       35.06
351 - 355                                                                719      7.843       73.20       74.16       34.93
356 - 360                                                                713      7.786       69.12       69.39       38.80
446 - 450                                                                721      7.947       74.78       80.89       31.62
451 - 455                                                                730      7.830       72.24       77.80       34.76
456 - 460                                                                716      7.852       69.54       73.79       30.52
461 - 465                                                                707      8.076       77.03       80.70       41.42
466 - 470                                                                700      8.267       75.85       78.72       37.94
471 - 475                                                                720      8.208       71.95       73.20       38.85
476 - 480                                                                732      8.076       69.37       69.86       36.13
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 374 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Seasoning (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1 - 6                                                                    212    $75,866,811       20.14%     $357,862         406
7 - 12                                                                   149     63,445,163       16.84       425,806         380
13 - 18                                                                  133     52,500,205       13.93       394,738         368
19 - 24                                                                   99     41,423,729       10.99       418,422         379
25 - 30                                                                  161     65,549,209       17.40       407,138         381
31 - 36                                                                  135     60,650,837       16.10       449,265         342
37 - 42                                                                    3        649,339        0.17       216,446         321
43 - 48                                                                   17      3,455,095        0.92       203,241         312
49 - 54                                                                   42      9,818,343        2.61       233,770         309
55 >=                                                                     13      3,396,067        0.90       261,236         301
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 20 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Seasoning (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1 - 6                                                                    718      7.936%      71.47%      72.11%      36.17%
7 - 12                                                                   721      8.095       74.49       76.25       35.70
13 - 18                                                                  703      8.178       77.26       80.46       36.87
19 - 24                                                                  717      8.107       73.88       78.31       34.36
25 - 30                                                                  718      7.867       73.58       78.16       33.42
31 - 36                                                                  716      7.957       75.42       79.69       32.58
37 - 42                                                                  734      8.008       74.43       76.41       33.21
43 - 48                                                                  743      7.654       70.79       72.60       31.52
49 - 54                                                                  744      7.610       68.11       66.77       32.68
55 >=                                                                    751      7.600       71.29       66.89       34.22
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 20 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Months to Next                                                            of           Date        Date          Date   Remaining
Rate                                                                Mortgage      Principal   Principal     Principal        Term
Adjustment                                                             Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1                                                                        964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 1 months





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Months to Next                                                      Weighted      Gross     Average     Average    Weighted
Rate                                                                 Average   Interest    Original     Current     Average
Adjustment                                                              FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1                                                                        717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 1 months

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Minimum                                                                   of           Date        Date          Date   Remaining
Mortgage                                                            Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1.501% - 2.000%                                                            4     $2,115,433        0.56%     $528,858         345
2.001% - 2.500%                                                           33     14,724,472        3.91       446,196         350
2.501% - 3.000%                                                          256    107,457,378       28.52       419,755         368
3.001% - 3.500%                                                          428    153,805,014       40.82       359,358         377
3.501% - 4.000%                                                          228     92,449,255       24.54       405,479         380
4.001% - 4.500%                                                           15      6,203,245        1.65       413,550         381
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 3.217%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Minimum                                                             Weighted      Gross     Average     Average    Weighted
Mortgage                                                             Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1.501% - 2.000%                                                          718      6.652%      78.89%      79.56%      36.45%
2.001% - 2.500%                                                          741      7.112       71.87       71.81       35.17
2.501% - 3.000%                                                          720      7.587       73.14       75.65       34.02
3.001% - 3.500%                                                          717      8.038       74.09       77.04       35.61
3.501% - 4.000%                                                          711      8.497       74.70       77.96       33.71
4.001% - 4.500%                                                          703      8.941       77.36       81.53       34.83
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 3.217%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Maximum                                                                   of           Date        Date          Date   Remaining
Mortgage                                                            Mortgage      Principal   Principal     Principal        Term
Rate (%)                                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
7.501% - 8.000%                                                            1       $110,079        0.03%     $110,079         305
8.501% - 9.000%                                                           19      5,585,213        1.48       293,959         342
9.001% - 9.500%                                                            2      2,242,241        0.60     1,121,120         449
9.501% - 10.000%                                                         868    342,076,822       90.80       394,098         374
10.001% - 10.500%                                                          8      3,212,794        0.85       401,599         373
10.501% - 11.000%                                                         23      6,831,338        1.81       297,015         335
11.001% - 11.500%                                                          3      1,090,662        0.29       363,554         390
11.501% - 12.000%                                                         19      5,860,373        1.56       308,441         346
12.001% - 12.500%                                                         19      9,166,979        2.43       482,473         435
15.501% - 16.000%                                                          1        391,271        0.10       391,271         336
17.501% - 18.000%                                                          1        187,024        0.05       187,024         475
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 10.060%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Maximum                                                             Weighted      Gross     Average     Average    Weighted
Mortgage                                                             Average   Interest    Original     Current     Average
Rate (%)                                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
7.501% - 8.000%                                                          734      7.938%      51.98%      54.49%      31.35%
8.501% - 9.000%                                                          738      7.616       75.55       77.98       33.27
9.001% - 9.500%                                                          726      7.483       57.39       61.03       36.40
9.501% - 10.000%                                                         716      7.998       74.21       76.98       34.64
10.001% - 10.500%                                                        727      7.956       75.45       79.19       39.61
10.501% - 11.000%                                                        733      7.836       64.74       64.11       36.02
11.001% - 11.500%                                                        718      8.001       69.71       72.84       30.54
11.501% - 12.000%                                                        736      8.269       78.06       81.92       34.46
12.001% - 12.500%                                                        739      8.078       72.62       77.73       34.96
15.501% - 16.000%                                                        664      8.288       80.00       85.99       43.51
17.501% - 18.000%                                                        743      8.038       36.27       36.67        0.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 10.060%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Rate                                                                      of           Date        Date          Date   Remaining
Adjustment                                                          Mortgage      Principal   Principal     Principal        Term
Frequency (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1                                                                        964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Rate                                                                Weighted      Gross     Average     Average    Weighted
Adjustment                                                           Average   Interest    Original     Current     Average
Frequency (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1                                                                        717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Payment                                                                   of           Date        Date          Date   Remaining
Adjustment                                                          Mortgage      Principal   Principal     Principal        Term
Frequency (Months)                                                     Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
12                                                                       964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Payment                                                             Weighted      Gross     Average     Average    Weighted
Adjustment                                                           Average   Interest    Original     Current     Average
Frequency (Months)                                                      FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
12                                                                       717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
First                                                                     of           Date        Date          Date   Remaining
Payment                                                             Mortgage      Principal   Principal     Principal        Term
Adjustment (Months)                                                    Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
12                                                                       935   $366,527,089       97.29%     $392,008         375
60                                                                        29     10,227,708        2.71       352,680         340
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
First                                                               Weighted      Gross     Average     Average    Weighted
Payment                                                              Average   Interest    Original     Current     Average
Adjustment (Months)                                                     FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
12                                                                       717      7.990%      74.03%      76.82%      34.65%
60                                                                       719      8.094       71.58       74.24       35.82
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Negative                                                                  of           Date        Date          Date   Remaining
Amortization                                                        Mortgage      Principal   Principal     Principal        Term
Cap (%)                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
110%                                                                     477   $183,953,536       48.83%     $385,647         357
115%                                                                     487    192,801,261       51.17       395,896         391
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Negative                                                            Weighted      Gross     Average     Average    Weighted
Amortization                                                         Average   Interest    Original     Current     Average
Cap (%)                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
110%                                                                     719      7.977%      74.23%      77.73%      32.90%
115%                                                                     716      8.008       73.71       75.82       36.52
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Periodic                                                                  of           Date        Date          Date   Remaining
Payment                                                             Mortgage      Principal   Principal     Principal        Term
Cap (%)                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
7.500%                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Periodic                                                            Weighted      Gross     Average     Average    Weighted
Payment                                                              Average   Interest    Original     Current     Average
Cap (%)                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
7.500%                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Recast Period (Months)                                                 Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
60                                                                       964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Recast Period (Months)                                                  FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
60                                                                       717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Geographical                                                        Mortgage      Principal   Principal     Principal        Term
Distribution                                                           Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Arizona                                                                   41    $12,315,304        3.27%     $300,373         372
California                                                               462    215,339,374       57.16       466,103         380
Colorado                                                                  13      4,271,852        1.13       328,604         378
Connecticut                                                                7      2,215,643        0.59       316,520         334
Delaware                                                                   2        801,605        0.21       400,803         441
District of Columbia                                                       3      1,023,310        0.27       341,103         345
Florida                                                                  106     34,315,461        9.11       323,731         373
Georgia                                                                   14      3,501,901        0.93       250,136         341
Hawaii                                                                    16      8,529,992        2.26       533,124         385
Idaho                                                                      1        157,193        0.04       157,193         339
Illinois                                                                  12      4,382,539        1.16       365,212         349
Indiana                                                                    1        371,214        0.10       371,214         340
Kentucky                                                                   2        246,377        0.07       123,188         417
Louisiana                                                                  1        279,565        0.07       279,565         474
Maine                                                                      1        198,856        0.05       198,856         338
Maryland                                                                  16      5,300,904        1.41       331,306         365
Massachusetts                                                             16      5,977,377        1.59       373,586         348
Michigan                                                                  10      1,610,925        0.43       161,093         329
Minnesota                                                                  7        866,313        0.23       123,759         326
Missouri                                                                   1         94,458        0.03        94,458         308
Montana                                                                    2        355,616        0.09       177,808         429
Nevada                                                                    28      8,464,354        2.25       302,298         388
New Jersey                                                                33     11,508,265        3.05       348,735         347
New Mexico                                                                 9      3,390,474        0.90       376,719         406
New York                                                                  20      8,722,305        2.32       436,115         344
North Carolina                                                             6      1,795,142        0.48       299,190         359
Ohio                                                                       6      1,219,543        0.32       203,257         334
Oklahoma                                                                   1        591,997        0.16       591,997         355
Oregon                                                                    19      6,320,797        1.68       332,674         359
Pennsylvania                                                               9      4,133,344        1.10       459,260         362
Rhode Island                                                               7      1,684,798        0.45       240,685         368
South Carolina                                                             5      1,710,428        0.45       342,086         429
Tennessee                                                                  3        734,559        0.19       244,853         334
Texas                                                                     22      3,098,823        0.82       140,856         372
Utah                                                                       4      1,077,945        0.29       269,486         382
Vermont                                                                    1        208,320        0.06       208,320         325
Virginia                                                                  36     14,363,039        3.81       398,973         359
Washington                                                                18      4,866,877        1.29       270,382         388
West Virginia                                                              2        476,670        0.13       238,335         345
Wisconsin                                                                  1        231,341        0.06       231,341         350
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Geographical                                                         Average   Interest    Original     Current     Average
Distribution                                                            FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Arizona                                                                  729      8.014%      75.66%      78.47%      36.85%
California                                                               719      7.977       73.09       76.18       34.89
Colorado                                                                 712      7.778       77.19       79.96       35.31
Connecticut                                                              730      7.939       77.12       77.33       30.45
Delaware                                                                 775      7.672       80.00       82.07       43.05
District of Columbia                                                     680      8.204       69.12       71.94       40.54
Florida                                                                  712      8.123       75.81       78.00       34.27
Georgia                                                                  724      8.086       74.08       77.73       34.16
Hawaii                                                                   737      7.852       70.86       72.41       31.42
Idaho                                                                    705      8.500       80.00       84.97       30.63
Illinois                                                                 708      7.911       76.85       78.79       34.56
Indiana                                                                  735      8.288       80.00       84.37       33.35
Kentucky                                                                 676      8.390       90.00       92.63       42.53
Louisiana                                                                675      8.438       55.00       55.91       26.38
Maine                                                                    732      8.538       80.00       84.62        0.00
Maryland                                                                 726      7.928       75.50       77.74       35.34
Massachusetts                                                            710      8.092       74.90       77.20       38.12
Michigan                                                                 709      8.138       71.74       74.40       33.35
Minnesota                                                                751      7.938       67.32       70.28       29.45
Missouri                                                                 653      7.888       59.21       62.14       25.75
Montana                                                                  688      8.165       63.41       65.90       32.58
Nevada                                                                   722      7.953       77.29       80.46       34.55
New Jersey                                                               697      8.073       72.63       75.42       34.68
New Mexico                                                               706      7.955       72.74       74.49       35.98
New York                                                                 700      8.151       74.93       78.21       34.07
North Carolina                                                           699      7.534       79.74       80.78       32.37
Ohio                                                                     716      8.003       75.86       78.79       30.40
Oklahoma                                                                 695      7.512       80.00       80.71        0.00
Oregon                                                                   726      8.017       76.00       78.85       34.83
Pennsylvania                                                             696      7.777       68.84       70.13       34.21
Rhode Island                                                             686      7.868       73.27       76.84       35.52
South Carolina                                                           681      8.368       70.59       73.54       34.89
Tennessee                                                                701      7.809       84.40       86.69       29.54
Texas                                                                    722      7.680       81.62       81.26       33.01
Utah                                                                     727      7.740       81.25       84.09       30.58
Vermont                                                                  783      7.888       80.00       80.12       24.04
Virginia                                                                 718      8.043       75.48       78.62       36.99
Washington                                                               732      7.997       76.04       76.54       24.19
West Virginia                                                            731      8.207       78.35       81.90       39.15
Wisconsin                                                                699      8.388       80.00       82.33       24.53
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
FICO                                                                Mortgage      Principal   Principal     Principal        Term
Scores                                                                 Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
611 - 620                                                                  5     $1,757,786        0.47%     $351,557         389
621 - 630                                                                 12      3,806,789        1.01       317,232         376
631 - 640                                                                 31     14,001,644        3.72       451,666         374
641 - 650                                                                 26     13,015,795        3.45       500,607         362
651 - 660                                                                 50     19,149,362        5.08       382,987         381
661 - 670                                                                 56     20,182,754        5.36       360,406         367
671 - 680                                                                 56     21,362,455        5.67       381,472         381
681 - 690                                                                 58     21,578,127        5.73       372,037         372
691 - 700                                                                 74     30,713,295        8.15       415,045         370
701 - 710                                                                 63     24,359,502        6.47       386,659         372
711 - 720                                                                 68     27,867,067        7.40       409,810         360
721 - 730                                                                 63     25,251,631        6.70       400,820         382
731 - 740                                                                 80     30,992,827        8.23       387,410         375
741 - 750                                                                 58     20,667,718        5.49       356,340         384
751 - 760                                                                 56     24,685,430        6.55       440,811         393
761 - 770                                                                 49     19,791,368        5.25       403,905         365
771 - 780                                                                 45     15,374,418        4.08       341,654         360
781 - 790                                                                 42     17,679,925        4.69       420,951         372
791 - 800                                                                 35     13,870,266        3.68       396,293         378
Greater than 800                                                          37     10,646,637        2.83       287,747         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Minimum: 620
Maximum: 822
Weighted Average: 717





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
FICO                                                                 Average   Interest    Original     Current     Average
Scores                                                                  FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
611 - 620                                                                620      8.267%      72.99%      75.32%      37.74%
621 - 630                                                                625      8.096       77.98       81.17       34.71
631 - 640                                                                635      7.981       76.74       80.35       32.46
641 - 650                                                                644      7.893       75.21       77.16       29.09
651 - 660                                                                656      8.116       74.68       78.54       36.78
661 - 670                                                                666      8.092       75.15       78.30       36.71
671 - 680                                                                675      8.163       75.88       79.06       35.68
681 - 690                                                                685      8.085       74.06       77.49       35.25
691 - 700                                                                696      8.059       75.80       78.57       35.78
701 - 710                                                                706      7.959       73.89       77.46       35.78
711 - 720                                                                715      8.017       77.17       80.63       36.05
721 - 730                                                                726      8.013       74.95       78.34       36.00
731 - 740                                                                736      7.869       73.46       75.90       33.72
741 - 750                                                                745      7.984       72.07       74.49       30.13
751 - 760                                                                756      7.918       73.57       76.62       36.16
761 - 770                                                                765      8.085       73.58       76.93       34.14
771 - 780                                                                776      7.922       71.12       72.04       34.51
781 - 790                                                                785      7.987       70.66       73.20       34.10
791 - 800                                                                796      7.754       69.27       68.75       34.31
Greater than 800                                                         807      7.681       66.51       67.09       35.02
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Minimum: 620
Maximum: 822
Weighted Average: 717

The FICO scores in the above table are based on the refreshed FICO scores within the past 6 months. The weighted average original FICO score was 713.

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Property                                                            Mortgage      Principal   Principal     Principal        Term
Types                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Single Family Residence                                                  619   $252,109,861       66.92%     $407,286         374
Planned Unit Development                                                 183     69,881,493       18.55       381,866         381
Condo                                                                    109     33,205,606        8.81       304,639         370
2-4 Family                                                                49     20,766,826        5.51       423,813         364
Townhouse                                                                  4        791,011        0.21       197,753         365
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Property                                                             Average   Interest    Original     Current     Average
Types                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Single Family Residence                                                  716      7.973%      73.23%      75.85%      34.68%
Planned Unit Development                                                 718      7.977       75.64       78.74       35.67
Condo                                                                    718      8.057       76.98       80.13       33.91
2-4 Family                                                               730      8.175       72.36       75.56       33.29
Townhouse                                                                741      8.228       75.60       78.86       30.79
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Occupancy                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Primary                                                                  792   $324,754,436       86.20%     $410,043         376
Investment                                                               117     33,851,800        8.99       289,332         366
Second Home                                                               55     18,148,561        4.82       329,974         348
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Occupancy                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Primary                                                                  715      7.976%      74.08%      76.78%      35.18%
Investment                                                               737      8.118       72.46       75.64       32.35
Second Home                                                              718      8.068       74.57       78.29       32.07
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Loan                                                                Mortgage      Principal   Principal     Principal        Term
Purpose                                                                Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Refinance - Cashout                                                      492   $188,647,927       50.07%     $383,431         374
Purchase                                                                 246    100,455,793       26.66       408,357         367
Refinance - Rate Term                                                    226     87,651,078       23.26       387,837         382
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Loan                                                                 Average   Interest    Original     Current     Average
Purpose                                                                 FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Refinance - Cashout                                                      719      8.073%      71.65%      74.69%      35.23%
Purchase                                                                 716      7.873       77.68       80.50       33.18
Refinance - Rate Term                                                    716      7.957       74.67       76.89       35.41
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Documentation                                                       Mortgage      Principal   Principal     Principal        Term
Level                                                                  Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Stated Documentation                                                     556   $234,130,058       62.14%     $421,097         374
No Income/No Assets                                                      166     63,376,900       16.82       381,789         385
Full Documentation                                                       184     56,333,555       14.95       306,161         362
No Ratio                                                                  37     16,788,502        4.46       453,743         374
Stated Income/Stated Assets                                               14      3,748,179        0.99       267,727         365
No Documentation                                                           3      1,362,462        0.36       454,154         343
Fast Documentation                                                         3        885,080        0.23       295,027         409
Limited Documentation                                                      1        130,061        0.03       130,061         304
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Documentation                                                        Average   Interest    Original     Current     Average
Level                                                                   FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Stated Documentation                                                     717      7.938%      74.37%      77.34%      35.45%
No Income/No Assets                                                      716      8.145       69.48       72.02        0.00
Full Documentation                                                       716      7.931       76.26       78.72       31.49
No Ratio                                                                 730      8.307       76.97       79.40        0.00
Stated Income/Stated Assets                                              728      8.170       77.02       79.92       34.58
No Documentation                                                         726      8.560       68.93       72.03        0.00
Fast Documentation                                                       686      8.051       79.97       81.12       36.80
Limited Documentation                                                    804      7.212       71.50       63.76       27.37
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Lien Position                                                          Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
1st Lien                                                                 964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Lien Position                                                           FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
1st Lien                                                                 717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Delinquency Days                                                       Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0                                                                        964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Delinquency Days                                                        FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0                                                                        717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
Year of Origination                                                    Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
2002                                                                       4     $1,315,088        0.35%     $328,772         299
2003                                                                      67     14,928,784        3.96       222,818         309
2004                                                                      12      4,221,502        1.12       351,792         323
2005                                                                     293    125,650,987       33.35       428,843         363
2006                                                                     244     97,443,997       25.86       399,361         373
2007                                                                     344    133,194,441       35.35       387,193         395
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Earliest Origination Date: 2002-08-27
Latest Origination Date: 2007-09-28





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
Year of Origination                                                     FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
2002                                                                     769      7.432%      68.96%      55.97%      37.67%
2003                                                                     744      7.634       69.06       68.60       32.17
2004                                                                     702      7.907       77.94       82.29       35.79
2005                                                                     718      7.932       74.58       79.06       33.04
2006                                                                     708      8.128       75.49       79.06       35.62
2007                                                                     720      8.000       72.73       73.83       36.12
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Earliest Origination Date: 2002-08-27
Latest Origination Date: 2007-09-28

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Debt to                                                                   of           Date        Date          Date   Remaining
Income                                                              Mortgage      Principal   Principal     Principal        Term
Ratio (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
<= 0.00%                                                                 207    $81,797,333       21.71%     $395,156         382
0.01% - 5.00%                                                              7      1,789,002        0.47       255,572         350
5.01% - 10.00%                                                             1      2,223,336        0.59     2,223,336         459
10.01% - 15.00%                                                           10      5,167,719        1.37       516,772         335
15.01% - 20.00%                                                           21      7,760,115        2.06       369,529         382
20.01% - 25.00%                                                           46     15,693,680        4.17       341,167         358
25.01% - 30.00%                                                           88     31,310,364        8.31       355,800         356
30.01% - 35.00%                                                          165     56,989,403       15.13       345,390         360
35.01% - 40.00%                                                          274    113,286,778       30.07       413,455         377
40.01% - 45.00%                                                          117     50,193,170       13.32       429,001         387
45.01% - 50.00%                                                           21      8,169,997        2.17       389,047         375
50.01% - 55.00%                                                            5      1,608,884        0.43       321,777         391
55.01% - 60.00%                                                            1        290,215        0.08       290,215         336
60.01% - 65.00%                                                            1        474,800        0.13       474,800         332
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Non-Zero Minimum: 1.60%
Maximum: 61.00%
Non-Zero Weighted Average: 34.68%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Debt to                                                             Weighted      Gross     Average     Average    Weighted
Income                                                               Average   Interest    Original     Current     Average
Ratio (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
<= 0.00%                                                                 719      8.184%      70.97%      73.51%       0.00%
0.01% - 5.00%                                                            748      8.034       66.13       66.99        1.96
5.01% - 10.00%                                                           744      8.388       55.70       60.09        6.25
10.01% - 15.00%                                                          669      7.756       71.58       71.08       11.65
15.01% - 20.00%                                                          689      8.016       74.21       78.60       17.90
20.01% - 25.00%                                                          724      7.927       71.12       73.81       22.72
25.01% - 30.00%                                                          726      7.908       75.53       78.22       28.14
30.01% - 35.00%                                                          719      7.985       75.72       78.69       32.80
35.01% - 40.00%                                                          716      7.945       74.75       77.61       37.70
40.01% - 45.00%                                                          716      7.878       75.53       78.38       42.16
45.01% - 50.00%                                                          707      7.990       77.54       81.08       47.61
50.01% - 55.00%                                                          717      7.997       76.04       80.23       52.34
55.01% - 60.00%                                                          740      8.462       80.00       80.62       59.96
60.01% - 65.00%                                                          681      7.063       80.00       83.30       61.00
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Non-Zero Minimum: 1.60%
Maximum: 61.00%
Non-Zero Weighted Average: 34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
PMI                                                                 Mortgage      Principal   Principal     Principal        Term
Level (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
0.000%                                                                   893   $357,620,690       94.92%     $400,471         374
12.000%                                                                    9      2,827,110        0.75       314,123         363
25.000%                                                                   32      9,215,667        2.45       287,990         365
30.000%                                                                   29      6,898,842        1.83       237,891         376
35.000%                                                                    1        192,488        0.05       192,488         333
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
PMI                                                                  Average   Interest    Original     Current     Average
Level (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
0.000%                                                                   718      7.986%      73.08%      75.82%      34.60%
12.000%                                                                  688      7.805       84.08       86.07       32.02
25.000%                                                                  705      8.190       89.64       93.60       36.28
30.000%                                                                  693      8.173       94.22       98.17       37.09
35.000%                                                                  750      8.038       95.00      101.31       32.45
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
                                                                    Mortgage      Principal   Principal     Principal        Term
PMI Company                                                            Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
None                                                                     893   $357,620,690       94.92%     $400,471         374
PMI                                                                       25      8,025,990        2.13       321,040         366
Mtge Guaranty Insurance Corp.                                             16      3,826,353        1.02       239,147         390
United Guaranty                                                            9      2,303,185        0.61       255,909         340
Radian Guaranty                                                            8      1,973,584        0.52       246,698         377
GEMICO                                                                     6      1,598,084        0.42       266,347         368
Republic Mtge Ins Co                                                       5        819,755        0.22       163,951         360
Triad                                                                      2        587,157        0.16       293,579         343
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
                                                                     Average   Interest    Original     Current     Average
PMI Company                                                             FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
None                                                                     718      7.986%      73.08%      75.82%      34.60%
PMI                                                                      709      8.122       90.09       94.03       36.66
Mtge Guaranty Insurance Corp.                                            703      7.962       89.91       93.70       36.05
United Guaranty                                                          679      8.207       89.36       93.16       35.29
Radian Guaranty                                                          679      8.110       92.53       95.17       36.62
GEMICO                                                                   684      8.308       91.98       95.32       32.24
Republic Mtge Ins Co                                                     715      8.245       92.15       95.65       38.34
Triad                                                                    690      8.323       92.09       95.96       38.08
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
Original                                                                  of           Date        Date          Date   Remaining
Loan-to-Value                                                       Mortgage      Principal   Principal     Principal        Term
Ratio (%)                                                              Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
50.00% or less                                                            57    $12,949,589        3.44%     $227,186         367
50.01% - 55.00%                                                           25      5,256,871        1.40       210,275         377
55.01% - 60.00%                                                           39     18,372,041        4.88       471,078         398
60.01% - 65.00%                                                           48     23,054,216        6.12       480,296         400
65.01% - 70.00%                                                          113     48,999,816       13.01       433,627         377
70.01% - 75.00%                                                          145     65,952,389       17.51       454,844         369
75.01% - 80.00%                                                          466    183,035,769       48.58       392,781         371
80.01% - 85.00%                                                            9      2,827,110        0.75       314,123         363
85.01% - 90.00%                                                           33      9,428,155        2.50       285,702         366
90.01% - 95.00%                                                           29      6,878,843        1.83       237,201         373
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 73.96%





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
Original                                                            Weighted      Gross     Average     Average    Weighted
Loan-to-Value                                                        Average   Interest    Original     Current     Average
Ratio (%)                                                               FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
50.00% or less                                                           741      7.900%      42.48%      43.11%      32.08%
50.01% - 55.00%                                                          735      7.894       52.94       53.37       32.89
55.01% - 60.00%                                                          730      7.837       57.45       58.84       28.78
60.01% - 65.00%                                                          734      8.042       63.45       65.84       38.01
65.01% - 70.00%                                                          719      7.960       68.55       70.64       30.79
70.01% - 75.00%                                                          713      8.021       73.87       77.01       35.63
75.01% - 80.00%                                                          715      7.996       79.53       82.69       35.54
80.01% - 85.00%                                                          688      7.805       84.08       86.07       32.02
85.01% - 90.00%                                                          702      8.201       89.60       93.40       36.56
90.01% - 95.00%                                                          698      8.154       94.43       98.68       36.63
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 73.96%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------

Barclays Capital
BCAP 2008-IND1
All records
================================================================================


                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
Combined                                                                          Aggregate   Aggregate       Average    Weighted
Original                                                              Number        Cut-off     Cut-off       Cut-off     Average
Loan-to-Value                                                             of           Date        Date          Date   Remaining
Ratio Including                                                     Mortgage      Principal   Principal     Principal        Term
Simultaneous Seconds (%)                                               Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
50.00% or less                                                            54    $12,018,711        3.19%     $222,569         366
50.01% - 55.00%                                                           25      5,256,871        1.40       210,275         377
55.01% - 60.00%                                                           36     16,526,351        4.39       459,065         406
60.01% - 65.00%                                                           49     23,276,998        6.18       475,041         392
65.01% - 70.00%                                                          106     45,709,307       12.13       431,220         373
70.01% - 75.00%                                                          131     60,849,486       16.15       464,500         372
75.01% - 80.00%                                                          336    133,546,361       35.45       397,459         369
80.01% - 85.00%                                                           23      8,935,543        2.37       388,502         382
85.01% - 90.00%                                                          157     58,704,270       15.58       373,913         373
90.01% - 95.00%                                                           47     11,930,898        3.17       253,849         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Weighted Average: 75.89%





Combined                                                                       Weighted
Original                                                            Non-Zero    Average    Weighted    Weighted    Non-Zero
Loan-to-Value                                                       Weighted      Gross     Average     Average    Weighted
Ratio Including                                                      Average   Interest    Original     Current     Average
Simultaneous Seconds (%)                                                FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
50.00% or less                                                           741      7.923%      42.30%      42.79%      31.18%
50.01% - 55.00%                                                          735      7.894       52.94       53.37       32.89
55.01% - 60.00%                                                          731      7.859       56.84       58.98       27.91
60.01% - 65.00%                                                          733      8.031       62.87       64.92       37.49
65.01% - 70.00%                                                          719      7.956       68.59       70.72       30.13
70.01% - 75.00%                                                          714      8.011       73.22       76.16       35.66
75.01% - 80.00%                                                          717      8.006       79.37       82.56       34.71
80.01% - 85.00%                                                          702      7.924       79.49       81.54       35.48
85.01% - 90.00%                                                          709      8.014       80.45       83.80       37.17
90.01% - 95.00%                                                          701      8.071       88.27       91.74       37.94
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Weighted Average: 75.89%

                                                                                                   % of
                                                                                               Mortgage
                                                                                                   Loan
                                                                                                Pool by
                                                                                  Aggregate   Aggregate       Average    Weighted
                                                                      Number        Cut-off     Cut-off       Cut-off     Average
                                                                          of           Date        Date          Date   Remaining
Simultaneous Seconds                                                Mortgage      Principal   Principal     Principal        Term
At Origination                                                         Loans        Balance     Balance       Balance    (months)
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Simultaneous Second                                                      169    $68,019,434       18.05%     $402,482         379
No Simultaneous Second                                                   795    308,735,363       81.95       388,346         373
-----------------------------------------------------------------   --------   ------------   ---------    ----------   ---------
Total:                                                                   964   $376,754,797      100.00%     $390,824         374





                                                                               Weighted
                                                                    Non-Zero    Average    Weighted    Weighted    Non-Zero
                                                                    Weighted      Gross     Average     Average    Weighted
Simultaneous Seconds                                                 Average   Interest    Original     Current     Average
At Origination                                                          FICO       Rate         LTV         LTV         DTI
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Simultaneous Second                                                      710      7.960%      76.86%      79.72%      37.44%
No Simultaneous Second                                                   719      8.000       73.32       76.10       33.94
-----------------------------------------------------------------   --------   --------    --------    --------    --------
Total:                                                                   717      7.993%      73.96%      76.75%      34.68%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.
--------------------------------------------------------------------------------
                                                                   Page 15 of 15